UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 5, 2004


                          Premier Alliance Group, Inc.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

          000-50502                                 20-0443575
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   (Commission File Number)              (IRS Employer Identification Number)

                4521 Sharon Road, Suite 300, Charlotte, NC 28211
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                    (Address of Principal Executive Offices)

                                 (704) 521-8077
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

On November 12, 2004, Premier Alliance Group, Inc. (formerly known as Continuum Group C Inc.) ("New Premier") filed a current report on Form 8-K announcing that on November 5, 2004, New Premier had consummated the share exchange contemplated by the share exchange agreement dated as of October 12, 2004, between New Premier, Premier Alliance Group, Inc., a North Carolina corporation ("Old Premier"), and the shareholders of Old Premier.

In that current report on Form 8-K, New Premier indicated that as of the date of filing of that current report on Form 8-K it was impracticable for New Premier to provide the financial statements and pro forma financial information required to be included therein and that New Premier would file those financial statements and that pro forma financial information as soon as practicable within the time specified by the securities law. By means of this amendment to that current report on Form 8-K, New Premier is now filing those financial statements and that pro forma financial information. Because the share exchange has been treated for accounting purposes as an acquisition by Old Premier of New Premier, the financial statements and pro forma financial information being filed are of Old Premier.

(a) Financial Statements of Businesses Acquired.

Audited financial statements of Old Premier for the years ended December 31, 2003 and 2002.

(b) Pro Forma Financial Information.

Unaudited pro forma financial information of Old Premier as of September 30, 2004, and the year ended December 31, 2003.

(c) Exhibits.

None.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PREMIER ALLIANCE GROUP, INC.


Dated: January 6, 2005                        By:  /s/ Mark S. Elliott
                                              Mark S. Elliott, President